Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Investment Advisory and Other Services — Independent Registered Public Accounting Firm” in this Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-21162) of Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust, and to the incorporation by reference therein of our report, dated October 15, 2004, with respect to the financial statements of Merrill Lynch Fundamental Growth Principal Protected Fund, for the year ended August 31, 2004.

/s/ERNST & YOUNG LLP

Philadelphia, Pennsylvania
December 27, 2004